REGISTRATION NO. 2-74285
                                                                        811-3274

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 35

                                     AND/OR

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 35

                             MONEY MARKET PORTFOLIO
                           (Exact name of Registrant)
                                    ---------
                 ONE CITYPLACE, HARTFORD, CONNECTICUT 06103-3415
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (860) 308-1000

                                ERNEST J. WRIGHT
                  Assistant Secretary to the Board of Trustees
                             Money Market Portfolio
                                  One Cityplace
                        Hartford, Connecticut 06103-3415
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:  _____________________

It is proposed that this filing will become effective (check appropriate box):

[N/A] immediately upon filing pursuant to paragraph (b).

[N/A] on _________ pursuant to paragraph (b).

[X] 60 days after filing pursuant to paragraph (a)(1).

[N/A] on ___________ pursuant to paragraph (a)(1).

[N/A] ___ days after filing pursuant to paragraph (a)(2)

[N/A] on ___________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
___________ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


================================================================================

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

                             MONEY MARKET PORTFOLIO

                          GOAL -- HIGH CURRENT INCOME,
                      PRESERVATION OF CAPITAL AND LIQUIDITY







Fund shares are offered only to separate accounts of The Travelers Insurance Company, The Travelers Life and Annuity Company or to separate accounts of affiliated companies (together, "The Companies"). The Fund serves as a funding option for certain variable annuity and variable life insurance contracts issued by The Companies.




                                  ONE CITYPLACE
                           HARTFORD, CONNECTICUT 06103
                            TELEPHONE 1-800-842-9368

                                   PROSPECTUS

                                  May [ ], 2005




TABLE OF CONTENTS

Goals and Investments.....................................  1    Shareholder Transactions and Pricing...............    4
Fund Performance..........................................  1    Tax Consequences of Dividends and
Fees and Expenses.........................................  2       Distributions...................................    5
Investment Objective, Strategies and Related Risks........  2    Financial Highlights...............................    6
Management................................................  4
   Investment Adviser.....................................  4
   Portfolio Manager......................................  4
   Transfer Agent and Fund Administrator..................  5


--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED THE FUND'S SHARES AS AN INVESTMENT AND HAS NOT DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS AGAINST THE LAW FOR ANYONE TO TELL YOU OTHERWISE. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.
--------------------------------------------------------------------------------

                             MONEY MARKET PORTFOLIO
                              Goals and Investments


                                                               -----------------------------------------------------------
FUND'S OBJECTIVE:                    High current income,         INVESTMENT ADVISER:      Travelers Asset Management
                                     preservation of capital                               International Company LLC
                                     and liquidity                                         ("TAMIC")
KEY INVESTMENTS:                     Money market instruments     PORTFOLIO MANAGERS:      Emil Molinaro, Jr.
                                                                                           Michele Mirabella, CFA
                                                               -----------------------------------------------------------

SELECTION PROCESS: The Fund is a "money market" fund that invests in high quality U.S. dollar denominated money market instruments. High quality instruments generally are rated in the highest rating category by national ratings agencies or are deemed comparable. Eligible securities must have a remaining maturity of 13 months or less (subject to certain exceptions).

The Fund's portfolio manager selects from investments that include, but are not limited to:


o   U.S. government securities, which include                     o    prime commercial paper, including variable rate
    obligations issued or guaranteed by the U.S.                       master demand notes
    government or its agencies, instrumentalities
    and government-sponsored enterprises

o   repurchase agreements backed by U.S.                          o    CDs and bankers' acceptances of FDIC-insured banks,
    government securities                                              including U.S. banks, U.S. branches of foreign
                                                                       banks, and foreign branches of U.S. banks
o   short-term corporate securities

PRINCIPAL RISKS: An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund could underperform other short-term investments or money market funds if interest rates rise sharply, or if an issuer of the Fund's securities defaults or has its credit rating downgraded and fails to perform as expected.

                                FUND PERFORMANCE

The chart and table below show how an investment in the Fund has varied over time. The returns shown assume that any dividends and distributions have been reinvested in the Fund. The returns are not reduced to reflect any variable insurance contract charges or fees that may be assessed by The Companies. Past performance can give some indication of the Fund's risk, but does not guarantee future results. To obtain the current 7-day yield, you may call 1-800-842-9368.

          YEAR-BY-YEAR % TOTAL RETURNS AS OF 12/31
                               [GRAPHIC OMITTED]
---------------------------------------------------------------

  Best Quarter:
  Worst Quarter:

---------------------------------------------------------------






---------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2004

            1 YEAR          5 YEAR            10 YEAR
          ------------    ------------      ------------


---------------------------------------------------------------







                                FEES AND EXPENSES

The fees and expenses in the tables below are what you may pay if you buy and hold shares of the Fund, and are based on the Fund's latest fiscal year. These fees and expenses do not reflect any of the fees that may be assessed under the variable contract for which this Fund is an investment option. If such fees were included, your costs would be higher. You should consult your contract prospectus or disclosure document for information on contract fees.

SHAREHOLDER FEES                                   N/A
(paid directly from your investment)
-------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)*
-------------------------------------------------------------
Management Fees...........................        0.32%
Distribution and Service (12b-1) Fees.....        None
Other Expenses*...........................            %
                                                -------------
     Total Annual Fund Operating Expenses**           %
                         --------------
                         * Other Expenses include a 0.06% administrative service fee the Fund pays to The Travelers Insurance Company ("TIC").
                         **TIC has an expense cap agreement with the Fund to limit Total Annual Fund Operating Expenses to 0.40%. TIC may terminate the agreement with 60 days' notice. TIC reimbursed the Fund for $xx,xxx.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, the investment has a 5% return each year and the Fund's operating expenses remain the same.

             1          3          5           10
            YEAR      YEARS      YEARS       YEARS
           -------   --------  ----------  -----------

               INVESTMENT OBJECTIVE, STRATEGIES AND RELATED RISKS

The Fund invests in various investments and other instruments subject to its investment policy and Rule 2a-7 of the Investment Company Act. The Fund may invest in all of the following or other similar instruments, as described on page 2 of this prospectus and in the Statement of Additional Information ("SAI"). The SAI also includes a description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities. For a free copy of the SAI, see the back cover of this prospectus.

COMMERCIAL PAPER AND                            Commercial paper is short-term
SHORT-TERM CORPORATE DEBT                       unsecured promissory notes
                                                issued by corporations to
                                                finance their short-term credit
                                                needs. Commercial paper is
                                                usually sold at a discount and
                                                is issued with a maturity of not
                                                more than 9 months. Short-term
                                                corporate debt that the Fund may
                                                purchase includes notes and
                                                bonds issued by corporations to
                                                finance longer-term credit
                                                needs. These debt securities are
                                                issued with maturities of more
                                                than 9 months. The Fund may
                                                purchase short-term corporate
                                                debt with a remaining maturity
                                                of 397 days or less at the time
                                                of purchase.

U.S. GOVERNMENT MONEY MARKET                    These are short-term debt
SECURITIES                                      instruments issued or guaranteed
                                                by the U.S. government or its
                                                agencies, instrumentalities or
                                                government-sponsored
                                                enterprises. The full faith and
                                                credit of the United States does
                                                not back all U.S. government
                                                securities. For example, its
                                                right to borrow money from the
                                                U.S. Treasury under certain
                                                circumstances supports U.S.
                                                government securities such as
                                                those issued by Fannie Mae.
                                                Other U.S. government
                                                securities, such as those issued
                                                by the Federal Farm Credit Bank
                                                Funding Corporation, are
                                                supported only by the credit of
                                                the entity that issued them.

CREDIT AND LIQUIDITY                            Enhancements include letters of
ENHANCEMENTS                                    credit, guarantees, puts and
                                                demand features, and insurance
                                                provided by domestic or foreign
                                                entities such as banks and other
                                                financial institutions. Credit
                                                and liquidity enhancements are
                                                designed to enhance the credit
                                                quality of an instrument to
                                                eligible security status.
                                                However, they expose the Fund to
                                                the credit risk of the entity
                                                providing the credit or
                                                liquidity enhancement. Changes
                                                in the credit quality of the
                                                provider could affect the value
                                                of the security and the Fund's
                                                share price.

PUT FEATURES                                    These entitle the holder to put
                                                or sell a security back to the
                                                issuer or another party who
                                                issued the put. Demand features,
                                                standby commitments, and tender
                                                options are types of put
                                                features. In exchange for
                                                getting the put, the Fund may
                                                accept a lower rate of interest.
                                                The Fund evaluates the credit
                                                quality of the put provider as
                                                well as the issuer, if a
                                                different party. The put
                                                provider's creditworthiness
                                                affects the credit quality of
                                                the investment.

VARIABLE AND FLOATING RATE                      These securities have interest
SECURITIES                                      rates that adjust periodically,
                                                which may be either at specific
                                                intervals or whenever an
                                                external benchmark rate changes.
                                                Interest-rate adjustments are
                                                designed to help maintain a
                                                stable price for the security.

REPURCHASE AGREEMENTS                           These permit the Fund to buy a
                                                security at one price and, at
                                                the same time, agree to sell it
                                                back at a higher price. Delays
                                                or losses to the Fund could
                                                result if the other party to the
                                                agreement defaults or becomes
                                                insolvent.

RISK FACTORS

Debt securities held by the Fund may be subject to several types of investment risk, including market or interest-rate risk. This risk relates to the change in market value caused by fluctuations in prevailing interest rates and credit risk, which, in turn, relates to the ability of the issuer to make timely interest payments and to repay the principal at maturity. Short-term debt is less subject to market or interest-rate risk than longer-term debt. Certain debt securities may be subject to call or income risk. This risk appears during periods of falling interest rates and involves the possibility that securities with high interest rates will be prepaid or "called" by the issuer prior to maturity.

Because interest rates on money market instruments fluctuate in response to economic factors, rates on the Fund's short-term investments and the daily dividends paid to its shareholders will vary, rising or falling with short-term interest rates generally. Yields from short-term securities may be lower than yields from longer-term securities. Also, while the value of money market instruments is relatively insensitive to interest rate changes, the value of the Fund's securities may still vary inversely with interest rates and with the amount of outstanding debt and other factors. This means that the value of the Fund's investments could increase as short-term interest rates fall and decrease as short-term interest rates rise.

Fund investments may be unprofitable in a time of sustained high inflation. In addition, the Fund's investments in certificates of deposit issued by U.S. branches of foreign banks and foreign branches of U.S. banks involve somewhat more risk, but also more potential reward, than investments in comparable domestic obligations.

                                   MANAGEMENT

INVESTMENT ADVISER

TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC ("TAMIC") provides investment advice and, in general, supervises the management and investment program for the Fund.

TAMIC is a registered investment adviser that was incorporated in 1978. Its principal offices are located at 242 Trumbull Street, Hartford, Connecticut, and it is an indirect wholly owned subsidiary of Citigroup, Inc. TAMIC also acts as an investment adviser or subadviser for:

       o   other investment companies used to fund variable products

       o   individual and pooled pension and profit-sharing accounts

       o domestic insurance companies affiliated with The Travelers Insurance Company (which is affiliated with TAMIC)

       o   nonaffiliated insurance companies

[For the year ended December 31, 2004, the Fund paid TAMIC an advisory fee at the annual rate of 0.xx % of the Fund's average daily net assets. This percentage also reflects the maximum advisory fee payable to TAMIC.]

On January 31, 2005, Citigroup Inc. ("Citigroup") announced that it has reached an agreement with MetLife, Inc. ("MetLife") to sell Citigroup's life insurance and annuity businesses ("Travelers Life & Annuity") to MetLife. As part of this transaction, Travelers Asset Management International Company LLC ("TAMIC"), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of MetLife. TAMIC is the investment adviser to the Money Market Portfolio.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. The transaction is expected to close this summer.

In connection with this transaction, the Trust's Board of Trustees will be asked to approve new investment advisory and administrative services contracts, and, to the extent required by law, variable annuity and variable life contract owners, who beneficially own the shares of the funds, will be asked to approve new investment advisory agreements.

PORTFOLIO MANAGER

Emil J. Molinaro, Jr. and Michele Mirabella are the Fund's portfolio managers. Mr. Molinaro has been the Fund's portfolio manager since March 1995. He is currently a Senior Vice President of both TAMIC and Citigroup Global Investments. For the past eight years he has managed short-term investment portfolios backing various insurance company products and the Travelers Life & Annuity money market pool. Ms. Mirabella has been involved in the management of the Fund since April 2001. She is a Vice President of both TAMIC and Citigroup Global Investments. She is a Chartered Financial Analyst and has been employed in the investment management areas of Citigroup since June 1990.

Additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager and each Portfolio Manager's ownership of securities in the Fund is contained in the SAI.

                      TRANSFER AGENT AND FUND ADMINISTRATOR

TRANSFER AGENT

Citicorp Trust Bank, fsb, a subsidiary of Citigroup, serves as the Fund's transfer agent ("transfer agent"). The transfer agent has entered into a sub-transfer agency agreement with PFPC Inc. to serve as the Fund's sub-transfer agent and perform certain recordkeeping and accounting services.

RECENT DEVELOPMENTS

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (SEC) has notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the funds' investment manager and other investment advisory companies; Citicorp Trust Bank
(CTB), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's initiation and operation of, and compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.

Travelers Life & Annuity ("TL&A") and CAM reviewed the adequacy and accuracy of the disclosure provided to the TL&A fund boards at the time the revised transfer agency arrangement was discussed with the boards and concluded that the transfer agency fees paid by the funds that did not have expense caps in effect to CTB for the period from June 1,1999 to August 23, 2004 should be reimbursed with interest to the funds. The reimbursement occurred on November 1, 2004.

Citigroup is cooperating fully in the SEC's investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

FUND ADMINISTRATOR

The Travelers Insurance Company ("TIC") serves as the Fund's administrator. TIC has entered into a sub-administrative service agreement with Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup, to perform the Fund's pricing and bookkeeping services.

                      SHAREHOLDER TRANSACTIONS AND PRICING

Fund shares are currently sold only to insurance company separate accounts in connection with the variable annuity and variable life insurance contracts issued by The Companies. The term "shareholder" as used in this prospectus refers to any insurance company separate account that may use Fund shares as a funding option now or in the future. Fund shares are not sold to the general public. Fund shares are sold on a continuing basis without a sales charge at the net asset value next computed after the Fund's custodian receives payment. The separate accounts, to which shares are sold, however, may impose sales and other charges, as described in the appropriate contract prospectus.

The Fund currently issues only one class of shares. All shares participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and nonassessable by the Fund. Shares are redeemable, transferable and freely assignable as collateral. (See the accompanying separate account prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

PRICING OF FUND SHARES

The Fund's policy is to try to maintain a stable net asset value ("NAV") of $1.00 per share. To help achieve this policy, the Fund uses amortized-cost method for valuing the securities that it owns in accordance with the requirements of Rule 2a-7 under the 1940 Act. Under amortized-cost methodology, securities are valued based on the Fund's acquisition cost, adjusted for amortization of premium or accretion of discount, which is an approximation of market value of the securities.

PURCHASES AND REDEMPTIONS

Owners of variable annuity or variable life insurance contracts should follow the purchase and redemption procedures described in the your contract prospectus. The following is general information with regard to purchases and redemptions of Fund shares by insurance company separate accounts.

Fund shares are purchased and redeemed at the NAV next determined after the Fund receives a purchase or redemption order. NAVs are adjusted for fractions of a cent. Upon redemption, a shareholder may receive more or less than the amount paid at the time of purchase, depending upon changes in the value of the Fund's investment portfolio between purchase and redemption.

The Fund computes the NAV for purchases and redemptions as of the close of the New York Stock Exchange ("the Exchange") on the day that the Fund has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but not more than seven days later.

The Fund retains the right to refuse a purchase order. The Fund may temporarily suspend the redemption rights or postpone payments when the Exchange is closed (other than on weekends and holidays), when trading on the Exchange is restricted, or when permitted by the SEC.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and sales of Fund shares resulting from purchase, exchange or withdrawal transactions by certain owners of variable annuity and variable life insurance contracts ("contract owners") may harm other contract owners in various ways. These include: (1) dilution of the interests of long-term contract owners where frequent traders attempt to take advantage of market fluctuations that are not fully reflected in the Fund's NAV; (2) disruption of ordinary portfolio management, such as by necessitating that the Fund maintain a cash level higher than would otherwise be necessary or that the Fund sell securities prematurely or at inopportune times in order to generate cash to meet redemption requests; and (3) increased Fund costs, such as brokerage commissions.

However, the Fund's shares are offered exclusively to separate accounts of the Companies, and the Fund generally has little or no access to the transaction records of individual contract owners whose assets are invested in the separate accounts. Nonetheless, the Trust's Board of Trustees has adopted policies and procedures to discourage market timing while taking these circumstances into account. Specifically, the policies and procedures require that the Fund request written certifications from each Company at least annually specifying that: (1) the Company has instituted policies and procedures reasonably designed to detect and deter the use of the separate accounts for frequent trading; (2) the Company's policies and procedures address the level of trading that will be considered excessive and the Company monitors contract owner transactions to identify excessive trading; and (3) the Company applies such procedures uniformly.

The applicable variable annuity or variable life insurance contract prospectus contains a more detailed description of the Companies' policies and procedures with respect to frequent trading. There is significant risk that the policies and procedures of the Fund and the Companies will prove ineffective and that excessive trading in Fund shares will occur. The Fund may alter its policies and procedures at any time without prior notice to shareholders or contract owners.

                 TAX CONSEQUENCES OF DIVIDENDS AND DISTRIBUTIONS

Capital gains and dividends are reinvested in additional Fund shares, without a sales charge. The Trust expects that Fund shares will be held under a variable annuity or variable life insurance contract. Under current tax law, distributions that are left to accumulate in the variable annuity or life insurance contract are not subject to federal income tax until they are withdrawn from the contract. Contract purchasers should review the accompanying contract prospectus for a discussion of the tax treatment applicable to variable annuity or variable life insurance contracts.

The Fund intends to make distributions of income and capital gains in order to qualify each year as a regulated company under Subchapter M of the Internal Revenue Code. Further, the Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

                              FINANCIAL HIGHLIGHTS
                             MONEY MARKET PORTFOLIO

The financial highlights table provides information to help you understand the Fund's financial performance for the past 5 years. Certain information presents financial results for a single Fund share. The total return in the table represent the rate that a Fund investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The expenses reflected in the table do not reflect any expenses associated with variable contracts such as administrative fees, account charges and surrender charges. If those expenses were included, the expenses shown in the table would be higher and the total returns would be lower. The information was audited by KPMG LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report to shareholders, which is available upon request.

                                                                             YEARS ENDED DECEMBER 31,
                                                         -----------------------------------------------------------------
                                                            2004          2003         2002          2001         2000
                                                         ------------  ------------ ------------  -----------  -----------
Net Asset Value, Beginning of Year......................               $      1.00  $      1.00   $     1.00   $     1.00
   Net Investment Income (1) ...........................                     0.008        0.014        0.036        0.060
   Distributions from net investment income.............                    (0.008)      (0.014)      (0.036)      (0.060)
Net Asset Value, End of Year............................               $      1.00  $      1.00   $     1.00   $     1.00
TOTAL RETURN............................................                      0.78%        1.39%        3.71%        6.18%
Net Assets, End of Year (000's).........................               $   345,825  $   393,244   $  353,269   $  147,117
RATIOS TO AVERAGE NET ASSETS:
   Expenses (1)(2) .....................................                      0.40%        0.40%        0.40%        0.40%
   Net investment income................................                      0.78         1.38         3.46         6.04

--------------
(1) Total returns do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
(2) The Travelers Insurance Company has reimbursed the Portfolio for $xx,xxxx, $63, 316, $71,805, $44,028, and $47,023 in expenses for the years ended
      December 31, 2004, 2003, 2002, 2001, and 2000, respectively. If expenses were not reimbursed, the per share decreases to net investment income and the actual expense ratios would have been:


      -----------------------------------------------------------------------------------------------------------------------
                   DECREASES TO NET INVESTMENT INCOME                         EXPENSE RATIO WITHOUT REIMBURSEMENTS
      -----------------------------------------------------------------------------------------------------------------------
         2004         2003         2002         2001        2000       2004        2003        2002       2001        2000
      -----------------------------------------------------------------------------------------------------------------------
                    $0.000*      $0.000*      $0.000*      $0.000*                 0.42%      0.42%       0.42%      0.44%
      -----------------------------------------------------------------------------------------------------------------------

       * Amount represents less than $0.001 per share.

                             MONEY MARKET PORTFOLIO

Investors who want more information about the Fund can obtain a SAI that provides more detailed information on a number of topics and is made a part of this prospectus. Additional information about the Fund's investments is available in its annual and semi-annual reports to shareholders. The Fund's annual report provides a discussion of the market conditions and investment strategies that particularly affected the Fund's performance over the past fiscal year. These documents are free of charge. To obtain a copy, or ask other questions about the Fund, do one of the following:

--------------------------------------------------------------------------------
                             CALL -- 1-800-842-9368
--------------------------------------------------------------------------------
   WRITE -- TRAVELERS LIFE & ANNUITY, P.O. BOX 990009 HARTFORD, CT 06199-0009
--------------------------------------------------------------------------------
       ACCESS THE EDGAR DATABSE ON THE SEC'S WEBSITE -- HTTP://WWW.SEC.GOV
--------------------------------------------------------------------------------

Investors may also review or copy the above referenced documents at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the reference room may be obtained by calling the SEC at 1-202-942-8090. These documents may also be obtained, for a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by sending an e-mail request to publicinfo@sec.gov.

The Fund's SAI and shareholder reports are not available on a website because the Fund does not currently maintain a consumer website as Fund shares are only offered to separate accounts of the insurance companies listed on the cover.

 (1940 Act # 811-3274)
































L-11170                                                                 May 2005

                                     PART B

          INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION




                             MONEY MARKET PORTFOLIO



                                  MAY [ ], 2005

This Statement of Additional Information ("SAI") is not a prospectus. Investors should read this SAI with the Money Market Portfolio's prospectus dated May [ ], 2005 and the 2004 annual shareholder report. This SAI is incorporated by reference into the prospectus and is legally a part of the prospectus. Investors may obtain a free copy of the prospectus and annual shareholder report by writing or calling us at:


                         The Travelers Insurance Company
                                Annuity Services
                                  One Cityplace
                           Hartford, Connecticut 06103
                            800-843-9368 (toll free)


or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.



                                TABLE OF CONTENTS
Fund History................................................................
Investment Objective, Policies and Risks....................................
Investment Restrictions.....................................................
Valuation and Pricing.......................................................
Distributions...............................................................
Trustees and Officers.......................................................
Declaration of Trust........................................................
Investment Advisory Services................................................
Redemptions in Kind.........................................................
Brokerage...................................................................
Fund Administration.........................................................
Shareholder Rights..........................................................
Federal Tax Status of the Fund..............................................
Performance.................................................................
Disclosure of Portfolio Holdings............................................
Financial Statements........................................................
Additional Information......................................................
Appendix A - Ratings........................................................A-1
Appendix B - Proxy Voting Policies and Procedures...........................A-2

                                  FUND HISTORY

The Money Market Portfolio (the "Fund") is registered with the SEC as a "diversified, open-end investment company" or mutual fund. The Fund was formed as a Massachusetts business trust on October 1, 1981. The Fund changed its name from "Cash Income Trust" to "Money Market Portfolio" on January 30, 1998.


                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

The Fund's investment objective is to seek high current income from short-term money market instruments while preserving capital and maintaining a high degree of liquidity. The Fund seeks to achieve this objective by investing in short-term money market securities that are "eligible securities" under Rule 2a-7 of the Investment Company Act of 1940, as amended (the "1940 Act"). All instruments that the Fund may purchase must comply with the credit quality, maturity, diversification and other risk-limiting conditions of Rule 2a-7. The Fund may purchase instruments with maximum remaining maturity of 397 days (13 months) in accordance with current Rule 2a-7 requirements.

As indicated in the prospectus, the Fund may invest in a variety of high-quality, short-term debt instruments that primarily include obligations issued or guaranteed by the U.S. government or its agencies, instrumentalities and government-sponsored enterprises (described below); certificates of deposit and bankers' acceptances of U.S. banks, U.S. branches of foreign banks, and foreign branches of U.S. banks; prime commercial paper, including variable rate master demand notes; and, repurchase agreements backed by U.S. government securities.

This SAI supplements the information contained in, and should be read with, the Money Market Portfolio's prospectus dated May [ ], 2005 and the 2004 annual shareholder report.

U.S. GOVERNMENT SECURITIES. As used in this SAI, "U.S. government securities" include securities issued by the U.S. Government, its agencies, instrumentalities and government-sponsored enterprises. U.S. government securities include a variety of Treasury securities that differ only in their interest rates, initial maturities and dates of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years at the date of issuance.

U.S. government securities include direct obligations of the U.S. Treasury and securities issued or guaranteed by the Federal Housing Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association, Federal Home Loan Mortgage Corporation, The Tennessee Valley Authority, Student Loan Marketing Association and Federal National Mortgage Association.

Some U.S. government securities, such as Treasury bills and Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S.; others, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the government-sponsored enterprise. Because the U.S. Government is not obligated by law to provide support to an instrumentality or government-sponsored enterprise, the Fund will invest in those U.S. government securities only when the Fund's investment adviser, Travelers Asset Management International Company LLC ("TAMIC"), determines that the credit risk with respect to the instrumentality or enterprise does not make its securities unsuitable investments. U.S. government securities will not include international agencies or instrumentalities in which the U.S. Government, its agencies, instrumentalities or government-sponsored enterprises participate, such as the World Bank, the Asian Development Bank or the Inter-American Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

CERTIFICATES OF DEPOSIT. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer/bank agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificates usually can be traded in the secondary market prior to maturity.

Certificates of deposit are limited to U.S. dollar-denominated certificates of U.S. banks with at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and savings and loan associations that are insured by the Federal Deposit Insurance Corporation).

The Fund does not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, Asian Development Bank or Inter-American Development Bank. Additionally, the Fund currently does not intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks.

OBLIGATIONS OF FOREIGN BRANCHES OF U.S. BANKS. The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch. They also may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S., and the Fund is subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

OBLIGATIONS OF U.S. BRANCHES OF FOREIGN BANKS. Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch. They also may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

COMMERCIAL PAPER RATINGS. The Fund's investments in commercial paper are limited to instruments rated A-1 by Standard & Poor's Corporation (S&P) or PRIME-1 by Moody's Investors Service, Inc. (Moody's). Commercial paper rated A-1 by S&P has liquidity ratios adequate to meet cash requirements. Further, the issuer's long-term senior debt generally is rated A or better, although, in some cases, BBB ratings may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established, and the issuer has a strong position within the industry.

The rating PRIME-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
(1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks that may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) earnings trends over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) management's recognition of obligations that may be present or may arise as a result of public preparations to meet such obligations. Relative strength or weakness of the above factors determines how the issuer's commercial paper is rated within various categories.

See Appendix A for information with respect to ratings for other debt or equity securities.

VARIABLE RATE MASTER DEMAND NOTES. Variable rate master demand notes are unsecured obligations that permit the Fund to invest different amounts at varying interest rates under arrangements between the Fund (as lender) and the issuer of the note (as borrower). Under the note, the Fund has the right at any time to increase the amount up to the full amount provided by the note agreement, or to decrease the amount, and the borrower has the right to repay at any time up to the full amount of the note without penalty. Notes purchased by the Fund permit it to demand payment of principal and accrued interest at any time (on not more than seven days notice). Notes acquired by the Fund may have maturities of more than 13 months, provided that: (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days notice, and (2) the interest rate on such notes is adjusted automatically at periodic intervals, which normally do not exceed 31 days but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest-rate adjustment or the demand notice period. Because these notes are direct lending arrangements between the lender and the borrower, the notes normally are not traded and have no secondary market, although the notes are redeemable and, thus, repayable at any time by the borrower at face value plus accrued interest. Accordingly, the Fund's right to redeem depends on the borrower's ability to pay interest on demand and repay principal. In connection with variable rate master demand notes, TAMIC considers, under standards established by the Board of Trustees ("Board"), earning power, cash flow and other liquidity ratios of a borrower and monitors the ability of a borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund invests in them only if the investment adviser determines that the issuer meets the criteria established for commercial paper.

REPURCHASE AGREEMENTS. The Fund's interim cash balances may be invested from time to time in repurchase agreements with approved counterparties. Approved counterparties are limited to national banks or broker-dealers on the Federal Reserve Bank of New York's list of primary reporting dealers, in each case meeting the investment adviser's credit quality standards as presenting minimal risk of default. All repurchase transactions must be collateralized by U.S. government securities with market value no less than 102% of the amount of the transaction, including accrued interest. Repurchase transactions generally mature the next business day but, in the event of a transaction of longer maturity, collateral will be marked-to-market daily and, when required, the counterparty will provide additional cash or qualifying collateral.

In executing a repurchase agreement, the Fund purchases eligible securities subject to the counterparty's agreement to repurchase them on a mutually agreed upon date and at a mutually agreed upon price. The purchase and resale prices are negotiated with the counterparty on the basis of current short-term interest rates, which may be more or less than the rate on the securities collateralizing the transaction. The Fund engages in repurchase agreements only where it takes physical delivery or, in the case of "book-entry" securities, the security is segregated in the counterparty's account at the Federal Reserve for the benefit of the Fund, to perfect the Fund's claim to the collateral for the term of the repurchase agreement in the event the counterparty fails to fulfill its obligation.

As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the Fund would bear the risks of delay, adverse market fluctuation and any transaction costs in disposing of the collateral.

OTHER INVESTMENT COMPANIES. The Fund may invest in other investment companies to the extent permitted by the 1940 Act, including investing some or all of its assets in one or more other such investment companies. The Fund indirectly bears its pro rata share of any investment advisory and other fund expenses paid by the funds in which it invests.

ILLIQUID SECURITIES. The Fund may make investments in illiquid securities in an amount not exceeding 10% of the Fund's net assets. Illiquid securities are those that are not readily marketable within seven days in the ordinary course and include restricted securities that may not be publicly sold without registration under the Securities Act of 1933 (the "1933 Act") and certain Rule 144A securities. In most instances such securities are traded at a discount from the market value of unrestricted securities of the same issuer until the restriction is eliminated. If the Fund sells such portfolio securities, it may be deemed an underwriter, as such term is defined in the 1933 Act, with respect to those sales, and registration of such securities under the 1933 Act may be required. The Fund will not bear the expense of such registration. In determining securities subject to the percentage limitation, the Fund will include, in addition to restricted securities, repurchase agreements maturing in more than seven days and other securities not having readily available market quotations, including options traded over-the-counter and other securities subject to restrictions on resale.

RULE 144A SECURITIES. Certain Rule 144A securities may be considered illiquid and, therefore, their purchase is subject to the Fund's limitation on the purchase of illiquid securities, unless the adviser under guidelines approved by the Board of Trustees ("Board") determines on an ongoing basis that an adequate trading market exists for the securities. If qualified institutional buyers become uninterested for a time in purchasing Rule 144A securities held by the Fund, the Fund's level of illiquidity could increase. The Board has established standards and procedures for determining the liquidity of Rule 144A securities and periodically monitors the adviser's implementation of the standards and procedures. The ability to sell to qualified institutional buyers under Rule 144A has developed in recent years, and the adviser cannot predict how this market will develop.

LOANS OF SECURITIES TO BROKER DEALERS. The Fund may lend securities to brokers and dealers pursuant to agreements requiring that the loans be continuously secured by cash, liquid securities, or any combination of cash and liquid securities, as collateral equal at all times in value to at least 102% of the market value of the securities loaned. The Fund will not loan securities if, after a loan, the aggregate of all outstanding securities loans exceeds one third of the value of the Fund's total assets taken at their current market value. The Fund continues to receive interest or dividends on the securities loaned and simultaneously earns interest on the investment of any cash loan collateral in U.S. Treasury notes, certificates of deposit, other high grade, short-term obligations or interest-bearing cash equivalents. Although voting rights attendant to securities loaned pass to the borrower, such loans may be called at any time and will be called so that the Fund may vote the securities if, in the opinion of the investment adviser, a material event affecting the investment would occur. There may be risks of delay in receiving additional collateral, in recovering the securities loaned, or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans may be made only to borrowers deemed to be of good standing, under standards approved by the Board, when the income to be earned from the loan justifies the risks.

BANKERS' ACCEPTANCES. Bankers' acceptances in which the Fund may invest are issued by domestic banks (including their branches located outside the United Sates and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by the Fund must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion and must be payable in U.S. dollars.


                             INVESTMENT RESTRICTIONS

At a meeting held April 30, 1999, the Fund adopted the following investment policies as fundamental (those that may not be changed without shareholder approval).

FUNDAMENTAL POLICIES

The Fund, irrespective of any fundamental or non-fundamental operating investment policies, may invest all or a portion of its assets in one or more investment companies without a shareholder vote. The Fund may not:

1. DIVERSIFICATION: with respect to 75% of its assets, purchase a security other than a security issued or guaranteed by the U. S. Government, its agencies, instrumentalities, or government-sponsored enterprises or a security of an investment company if, as a result: (1) more than 5% of the Fund's total assets would be invested in the securities of a single issuer, or (2) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

2. INDUSTRY CONCENTRATION: purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this policy, there is no limit on : (1) investments in U. S. government securities, in repurchase agreements covering U. S. government securities, in securities issued by the states, territories or possessions of the United States ("municipal securities") or in foreign government securities; or (2) investment in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent that it invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

3. BORROWING: borrow money if, as a result, outstanding borrowings would exceed an amount equal to one-third of the Fund's total assets.

4. REAL ESTATE: purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business).

5. LENDING: make loans to other parties if, as a result, more than one-third of its total assets would be loaned to other parties. For purposes of this policy, entering into repurchase agreements, lending securities, and acquiring any debt security are not deemed to be the making of loans.

6. COMMODITIES: purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts and options on futures or from investing in securities or other instruments backed by physical commodities).

7. UNDERWRITING: be an underwriter (as that term is defined in the 1933 Act) of securities issued by other persons except, to the extent that in connection with the disposition of its assets, the Fund may be deemed to be an underwriter.

8. SENIOR SECURITIES: issue any class of senior securities except to the extent consistent with the 1940 Act.

NONFUNDAMENTAL POLICIES

Effective May 1, 1999, the Fund also complies with the following nonfundamental investment policies. The Fund will not:

1. BORROWING: for purpose of the borrowing limitation, the following are not treated as borrowings to the extent they are fully collateralized: (1) the delayed delivery of purchased securities (such as the purchase of when-issued securities); (2) reverse repurchase agreements; (3) dollar-roll transactions; and (4) the lending of securities ("leverage transactions"). (See Fundamental Policy No. 3 "Borrowing.")

2. LIQUIDITY: invest more than 10% of its net assets in: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

3. EXERCISING CONTROL OF ISSUERS: make investments for the purpose of exercising control of an issuer. Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

4. OTHER INVESTMENT COMPANIES: invest in securities of another investment company, except to the extent permitted by the 1940 Act.

5. SHORT SALES: sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

6. PURCHASING ON MARGIN: purchase securities on margin, except that the Fund may use short-term credit for the clearance of its portfolio transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

7. LENDING: lend a security if, as a result, the amount of loaned securities would exceed an amount equal to one-third of the Fund's total assets.

8. PLEDGING: pledge its assets except as permitted by the 1940 Act.


                              VALUATION AND PRICING

The Fund's policy is to try to maintain a stable net asset value of $1.00 per share. To help achieve this policy, the Fund uses the amortized-cost method for valuing the securities that it owns in accordance with the requirements of Rule 2a-7 under the 1940 Act. Under amortized-cost methodology, securities are valued based on the Fund's acquisition cost, adjusted for amortization of premium or accretion of discount, which is an approximation of market value of the securities.

Under Rule 2a-7:

             1. The Board must establish written procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize its net asset value per share, as computed for the purpose of distribution, redemption and repurchase, at a single value;

             2. The Fund must: (a) maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable price per share,
(b) not purchase any instrument with a remaining maturity greater than 397 days, and (c) maintain a dollar-weighted average portfolio maturity of 90 days or less;

             3. The Fund must limit its purchase of portfolio instruments, including repurchase agreements, to those U.S. dollar-denominated instruments that the Fund's Board determines present minimal credit risks and that are eligible securities as defined by Rule 2a-7 (eligible securities generally are securities that have been rated or whose issuer has been rated or whose issuer has comparable securities rated in one of the two highest rating categories by nationally recognized statistical rating organizations or, in the case of any instrument that is not rated, is of comparable quality as determined by procedures adopted by the Fund's Board); and

             4. The Board must determine that: (a) it is in the best interest of the Fund and its shareholders to maintain a stable net asset value per share under the amortized-cost method; and (b) the Fund will continue to use the amortized-cost method only so long as the Board believes that it fairly reflects the market-based net asset value per share.

Although the investment adviser believes that it will be able to maintain the Fund's net asset value at $1.00 per share under most conditions, there can be no absolute assurance that it will be able to do so on a continuous basis. If the Fund's net asset value per share were to decline, or were expected to decline, below $1.00 (rounded to the nearest one cent), the Fund's Board might temporarily reduce or suspend dividend payments or take other action in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in an investor receiving no dividend for the period during which he or she holds shares and in his or her receiving, upon redemption, a price per share lower than that which was paid. On the other hand, if the Fund's net asset value per share were to increase, or were anticipated to increase, above $1.00 (rounded to the nearest one cent), the Fund's Board might supplement dividends or take other actions in an effort to maintain the net asset value at $1.00 per share.

The purchase and redemption price of the Fund's shares is equal to its net asset value per share or share price. The Fund's net asset value per share is calculated by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from its total assets (the market value of securities owned by the Fund plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The Fund's net asset value per share normally is calculated as of the close of regular trading (currently 4:00 p.m. Eastern time) on the New York Stock Exchange ("Exchange") each day the Exchange is open for business. It is expected that the Exchange will be closed on Saturdays and Sundays and on the observed holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund shares are redeemed at the net asset value per share, normally $1.00, next determined after the Fund receives a redemption request. The Fund computes the net asset value at the close of the Exchange at the end of the day on which it has received all documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day but in no event later than seven days thereafter.

The Fund may temporarily suspend the right to redeem its shares when: (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable; or (4) the SEC, for the protection of shareholders, so orders.


                                  DISTRIBUTIONS

We determine the Fund's net investment income as of the close of trading on the Exchange (currently 4:00 p.m. Eastern time) on each day that the Exchange is open for trading, and at such other times as the trustees may determine, and declare a dividend in the amount of such net investment income immediately thereafter. Net investment income consists of: (1) all accrued interest income on the Fund's assets, (2) plus/minus all realized and unrealized gains/losses on the Fund's assets, and (3) less the Fund's estimated expenses, including accrued expenses and fees payable to TAMIC, applicable to that dividend period. Dividends are distributed to each shareholder of record as of the close of business each calendar month either in the form of additional shares or, at the request of shareholders, in cash. Dividends are reinvested in full and fractional shares at the rate of one share for each one dollar distributed.

Since the Fund's net investment income is declared as a dividend each day that net income is determined, the net asset value per share remains at $1.00 per share immediately after each dividend declaration. The Fund expects to have net investment income at the time of each dividend determination. If for any reason there is a net loss, the Fund will first offset such amount pro rata against dividends accrued during the month in each shareholder account. To the extent that such a net loss would exceed such accrued dividends, the Fund will reduce the number of its outstanding shares by having each shareholder contribute to the Fund's capital the pro rata portion of the total number of shares required to be canceled in order to maintain the Fund's net asset value per share at a constant value of $1.00. Each shareholder will be deemed to have agreed to such a contribution under these circumstances by investment in the Fund.

                              TRUSTEES AND OFFICERS

Under Massachusetts law, the Fund's Board has absolute and exclusive control over the management and disposition of all the Fund's assets. Subject to the provisions of its Declaration of Trust, the Fund's business and affairs are managed by the Board of Trustees or other parties so designated by the Board. The Fund's trustees and officers are listed below.


OFFICERS AND INTERESTED TRUSTEES
                                                                                                  NUMBER OF
                                                                                                  PORTFOLIOS
                                          TERM OF                                                 IN FUND        OTHER
                                          OFFICE AND                                              COMPLEX        DIRECTORSHIPS
                          POSITION(S)     LENGTH OF      PRINCIPAL OCCUPATION DURING              OVERSEEN BY    HELD BY
  NAME ADDRESS AND AGE    HELD WITH FUND  TIME SERVED    LAST FIVE YEARS                          DIRECTOR       DIRECTOR
  --------------------    --------------  -----------    -------------------------------------    -----------    --------------

 *R. Jay Gerken              Chairman,    Since 2002    Managing Director (1989 to present) of       221           None
 399 Park Avenue          President, CEO                Citigroup Global Markets Inc.;
 New York, NY               and Trustee                 Chairman, President and CEO of Smith
 Age 54                                                 Barney Fund Management LLC; Travelers
                                                        Investment Adviser, Inc.
                                                        and CitiFund Management
                                                        Inc. Chairman, Chief
                                                        Executive Officer and
                                                        President, Board of
                                                        Managers (2002-present),
                                                        six Variable Annuity
                                                        Separate Accounts of The
                                                        Travelers Insurance
                                                        Company+; Chairman,
                                                        Chief Executive Officer
                                                        and President, Board of
                                                        Trustees (2002-present),
                                                        five Mutual Funds
                                                        sponsored by The
                                                        Travelers Insurance
                                                        Company.++

 Ernest J. Wright            Assistant    Since 2004    Vice President and Secretary                 N/A           None
 One Cityplace             Secretary to                 (1996-present), Assistant Secretary
 Hartford, Connecticut       the Board                  (1994-1996), Counsel (1987-present),
 Age 64                                                 The Travelers Insurance Company;
                                                        Secretary (1994 to
                                                        6-1-2004), Assistant
                                                        Secretary (6-1-2004 to
                                                        present), six Variable
                                                        Annuity Separate
                                                        Accounts of The
                                                        Travelers Insurance
                                                        Company+; Secretary
                                                        (1994 to 6-1-2004),
                                                        Assistant Secretary
                                                        (6-1-2004 to present),
                                                        five Mutual Funds
                                                        sponsored by The
                                                        Travelers Insurance
                                                        Company.++

 Kathleen A. McGah         Secretary to   Since 2004    Deputy General Counsel (1999 -               N/A           None
 One Cityplace               The Board                  present); Assistant Secretary
 Hartford, Connecticut                                  (1995-present), The Travelers Insurance
 Age 54                                                 Company; Assistant Secretary (1995 to
                                                        6-1-2004), Secretary
                                                        (6-1-2004 to present),
                                                        six Variable Annuity
                                                        Separate Accounts of The
                                                        Travelers Insurance
                                                        Company+; Assistant
                                                        Secretary, (1995 to
                                                        6-1-2004), Secretary
                                                        (6-1-2004 to present),
                                                        five Mutual Funds
                                                        sponsored by The
                                                        Travelers Insurance
                                                        Company.++ Prior to
                                                        January 1995, Counsel,
                                                        ITT Hartford Life
                                                        Insurance Company.

 Andrew B. Shoup            Senior Vice   Since 2004    Director of Citigroup Asset Management;      N/A           None
 125 Broad Street          President and                Senior Vice President and Chief
 New York, New York            Chief                    Administrative Officer of five Mutual
 Age 48                   Administrative                Funds sponsored by The Travelers
                              Officer                   Insurance Company.++ Treasurer of
                                                        certain mutual funds associated with
                                                        Citigroup. Head of International Funds
                                                        Administration of CAM (2001-2003);
                                                        Director of Global Funds Administration
                                                        of CAM from 200-2001' Head of U.S.
                                                        Citibank Funds Administration of CAM
                                                        (1998-2000)



 Kaprel Ozsolak              Treasurer    Since 2004    Vice President of Citigroup Global           N/A           None
 125 Broad Street                                       Markets Inc.; Chief Financial Officer
 New York, New York                                     and Treasurer of certain mutual funds
 Age 39                                                 associated with Citigroup; Controller
                                                        of certain mutual funds
                                                        associated with
                                                        Citigroup (2002-2004)
                                                        and five Mutual Funds
                                                        sponsored by The
                                                        Travelers Insurance
                                                        Company. ++

 Andrew Beagley                Chief      Since 2002    Director of Citigroup Global Markets,         N/A           None
 399 Park Avenue            Anti-Money                  Inc. (since 2000); Director of
 New York, New York         Laundering                  Compliance, North America, Citigroup
 Age 41                     Compliance                  Asset Management (since 2000); Chief
                              Officer                   Anti-Money Laundering Compliance
                                                        Officer and Vice President of certain
                                                        mutual funds associated with Citigroup;
                                                        Director of Compliance, Europe, the
                                                        Middle East and Africa, Citigroup Asset
                                                        Management (from 1999 to 2000);
                                                        Compliance Officer, Salomon Brothers
                                                        Asset Management Limited, Smith Barney
                                                        Global Capital Management Inc., Salomon
                                                        Brothers Asset Management Asia Pacific
                                                        Limited (from 1997 to 1999); Chief AML
                                                        Compliance Officer of five Mutual Funds
                                                        sponsored by The Travelers Insurance
                                                        Company.++


NON-INTERESTED TRUSTEES

                                                                                                  NUMBER OF
                                                                                                  PORTFOLIOS
                                          TERM OF                                                 IN FUND        OTHER
                                          OFFICE AND                                              COMPLEX        DIRECTORSHIPS
                          POSITION(S)     LENGTH OF      PRINCIPAL OCCUPATION DURING              OVERSEEN BY    HELD BY
  NAME ADDRESS AND AGE    HELD WITH FUND  TIME SERVED    LAST FIVE YEARS                          DIRECTOR       DIRECTOR
  --------------------    --------------  -----------    -------------------------------------    -----------    --------------

 Robert E. McGill, III        Trustee     Since 1990   Retired manufacturing executive.              34            None
 295 Hancock Street                                    Director (1983-1995), Executive Vice
 Williamstown, MA                                      President (1989-1994) and Senior Vice
 Age 73                                                President, Finance and Administration
                                                       (1983-1989), The Dexter
                                                       Corporation (manufacturer
                                                       of specialty chemicals
                                                       and materials); Vice
                                                       Chairman (1990-1992),
                                                       Director (1983-1995),
                                                       Life Technologies, Inc.
                                                       (life
                                                       science/biotechnology
                                                       products); Director,
                                                       (1994-1999), The
                                                       Connecticut Surety
                                                       Corporation (insurance);
                                                       Director (1995-2000),
                                                       Chemfab Corporation
                                                       (specialty materials
                                                       manufacturer); Director
                                                       (1999-2001), Ravenwood
                                                       Winery, Inc.; Director
                                                       (1999-2003), Lydall Inc.
                                                       (manufacturer of fiber
                                                       materials); Member, Board
                                                       of Managers
                                                       (1974-present), six
                                                       Variable Annuity Separate
                                                       Accounts of The Travelers
                                                       Insurance Company+;
                                                       Trustee (1990-present),
                                                       five Mutual Funds
                                                       sponsored by The
                                                       Travelers Insurance
                                                       Company.++


NON-INTERESTED TRUSTEES

                                                                                                  NUMBER OF
                                                                                                  PORTFOLIOS
                                          TERM OF                                                 IN FUND        OTHER
                                          OFFICE AND                                              COMPLEX        DIRECTORSHIPS
                          POSITION(S)     LENGTH OF      PRINCIPAL OCCUPATION DURING              OVERSEEN BY    HELD BY
  NAME ADDRESS AND AGE    HELD WITH FUND  TIME SERVED    LAST FIVE YEARS                          DIRECTOR       DIRECTOR
  --------------------    --------------  -----------    -------------------------------------    -----------    --------------

Lewis Mandell                Trustee      Since 1990   Professor of Finance and Managerial           34          Director
 Trustee                                               Economics, University at Buffalo since                  2000-present),
 160 Jacobs Hall                                       1998. Dean, School of Management                        elaware North
 Buffalo, NY                                           (1998-2001), University at Buffalo;                         Corp.
 Age 62                                                Dean, College of Business                               (hospitality
                                                       Administration (1995-1998), Marquette                     business)
                                                       University; Professor of Finance
                                                       (1980-1995) and Associate Dean
                                                       (1993-1995), School of Business
                                                       Administration, and Director, Center
                                                       for Research and Development in
                                                       Financial Services (1980-1995),
                                                       University of Connecticut; Member,
                                                       Board of Managers (1990-present), six
                                                       Variable Annuity Separate Accounts of
                                                       The Travelers Insurance Company+;
                                                       Trustee (1990-present), five Mutual
                                                       Funds sponsored by The Travelers
                                                       Insurance Company.++

 Frances M. Hawk,            Trustee      Since 1991   Private Investor, (1997-present);             34            None
 CFA, CFP                                              Portfolio Manager (1992-1997), HLM
 Trustee                                               Management Company, Inc. (investment
 108 Oxford Hill Lane                                  management); Assistant Treasurer,
 Downingtown, PA                                       Pensions and Benefits. Management
 Age 57                                                (1989-1992), United Technologies
                                                       Corporation (broad-based
                                                       designer and manufacturer
                                                       of high technology
                                                       products); Member, Board
                                                       of Managers
                                                       (1991-present), six
                                                       Variable Annuity Separate
                                                       Accounts of The Travelers
                                                       Insurance Company+;
                                                       Trustee (1991-present),
                                                       five Mutual Funds
                                                       sponsored by The
                                                       Travelers Insurance
                                                       Company.++

--------------
 + The six Variable Annuity Separate Accounts are: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, Tactical Growth and Income Stock Account for Variable Annuities, Tactical Short-Term Bond Account for Variable Annuities and Tactical Aggressive Stock Account for Variable Annuities.
++ The five Mutual Funds are: Capital Appreciation Fund, Money Market Portfolio, High Yield Bond Trust, Managed Assets Trust and The Travelers Series Trust.
* Mr. Gerken is an "interested person" within the meaning of the 1940 Act, as amended, by virtue of his position as Managing Director of Citigroup Global Markets Inc., an indirect wholly owned subsidiary of Citigroup Inc., and his ownership of shares and options to purchase shares of Citigroup Inc., the indirect parent of The Travelers Insurance Company.

Effective January 1, 2003, Mr. Knight Edwards retired from his directorship on the Board. He remains as an Emeritus Trustee. An Emeritus Trustee is permitted to attend meetings, but has no voting power.

COMMITTEES. To operate more efficiently, the Board established two operating committees. The Nominating and Administration Committee recommends candidates for the nomination as members of the Board. The Committee also periodically reviews Board governance procedures, composition of the Board, compensation for the Board of Directors and the Committee monitors the performance of legal counsel employed by the Fund and the independent directors. The Nominating and Administration Committee will consider nominee recommendations by shareholders. Such recommendations should be submitted to the Fund in care of The Travelers Insurance Company, using the address on the cover page of this SAI. For the year ended December 31, 2004, the Nominating and Administration Committee met ---- times.

The Audit Committee monitors the appointment, compensation and termination of the Fund's independent auditors. The Audit Committee also monitors the overall quality of the Fund's financial reports and other financial information, the independence and audit work of the Fund's independent auditors and the Fund's financial reporting policies, practices and internal controls. For the year ended December 31, 2004, the Audit Committee met ____ times.

For the year ended December 31, 2004, the members of the Nominating and Administration Committee, and the Audit Committee were Robert E. McGill III, Lewis Mandell, and Frances M. Hawk. Trustees do not receive any additional compensation for their committee services.

COMPENSATION. Members of the Board who are also officers or employees of Citigroup Inc. or its subsidiaries are not entitled to any fee for their services to the Fund. Members of the Board who are not affiliated as employees of Citigroup, Inc. or its subsidiaries receive an aggregate retainer of $25,000 for service on the Boards of the five Mutual Funds sponsored by The Travelers Insurance Company and the six Variable Annuity Separate Accounts established by The Travelers Insurance Company. They also receive an aggregate fee of $3,500 for each meeting of such Boards attended and an additional fee of $1,000 for the second and each subsequent day of a regular scheduled meeting. Board Members with 10 years of service may agree to provide services as an emeritus director at age 72. Upon reaching 80 years of age, a Director must elect status as an emeritus director. An emeritus director will receive 50% of the annual retainer and 50% of meeting fees, if attended, but in no event for more than 10 years. The chart below shows the compensation paid to Board Members for the year ended December 31, 2004. Mr. Knight Edwards, as emeritus director, was paid $xx,xxx for the year ended December 31, 2004.

COMPENSATION TABLE.
INTERESTED TRUSTEES

------------------------------------ ----------------------- ------------------------ -------------------------
                                           AGGREGATE          PENSION OR RETIREMENT   TOTAL COMPENSATION FROM
                                       COMPENSATION FROM       BENEFITS ACCRUED AS     FUND AND FUND COMPLEX
     NAME OF PERSON, POSITION                FUND(1)          PART OF FUND EXPENSES      PAID TO DIRECTORS
------------------------------------ ----------------------- ------------------------ -------------------------
Jay Gerken                                    N/A                      N/A                      N/A
 Chairman and Trustee
------------------------------------ ----------------------- ------------------------ -------------------------


INDEPENDENT TRUSTEES
------------------------------------ ----------------------- ------------------------ -------------------------
                                           AGGREGATE          PENSION OR RETIREMENT   TOTAL COMPENSATION FROM
                                       COMPENSATION FROM       BENEFITS ACCRUED AS     FUND AND FUND COMPLEX
     NAME OF PERSON, POSITION                FUND(1)          PART OF FUND EXPENSES      PAID TO DIRECTORS
------------------------------------ ----------------------- ------------------------ -------------------------
Robert E. McGill, III
 Trustee                                                               N/A
------------------------------------ ----------------------- ------------------------ -------------------------
Lewis Mandell
 Trustee                                                               N/A
------------------------------------ ----------------------- ------------------------ -------------------------
Frances M. Hawk, CFA, CFP
 Trustee                                                               N/A
------------------------------------ ----------------------- ------------------------ -------------------------

(1) No compensation was deferred for any Trustee or Officer under a deferred compensation plan.


The table below sets forth the dollar range of equity securities in the Funds beneficially owned by a Director, and, on an aggregate basis, in all registered investment companies overseen by a Director in the complex of Funds, as of December 31, 2004.


------------------------------------------- ----------------------------------------- -----------------------------------------
                                                                                          Aggregate Dollar Range of Equity
                                                                                      Securities in all Registered Investment
                                              Dollar Range of Equity Securities in       Companies overseen by Directors in
Director                                                  the Company                      Family of Investment Companies
------------------------------------------- ----------------------------------------- -----------------------------------------
R. Jay Gerken                                                 None                                      None
------------------------------------------- ----------------------------------------- -----------------------------------------
Robert E. McGill, III                                         None                                      None
------------------------------------------- ----------------------------------------- -----------------------------------------
Lewis Mandell                                                 None                                      None
------------------------------------------- ----------------------------------------- -----------------------------------------
Frances M. Hawk                                               None                                      None
------------------------------------------- ----------------------------------------- -----------------------------------------

                              DECLARATION OF TRUST

The Fund is organized as a Massachusetts business trust. In accordance with certain decisions of the Supreme Judicial Court of Massachusetts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if the Fund were held to be a partnership, however, the possibility of its shareholders incurring financial loss for that reason appears remote because the Declaration of Trust contains an express disclaimer of shareholder liability for the Fund's obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. Further, the Declaration of Trust provides for indemnification out of Fund property for any shareholder held personally liable for the Fund's obligations.


                          INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISER - TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC ("TAMIC") furnishes the Fund with investment management and advisory services in accordance with the terms of an investment advisory agreement that was approved by shareholders on April 23, 1993 (the "Agreement").

TAMIC was incorporated in 1978 under the laws of the State of New York. On February 15, 2000 TAMIC was converted into a Delaware Limited Liability Company. TAMIC is a registered investment adviser that has provided investment advisory services since its incorporation in 1978. TAMIC is an indirect wholly owned subsidiary of The Travelers Insurance Company, which is an indirect wholly owned subsidiary of Citigroup Inc. TAMIC's principal offices are located at 242 Trumbull Street, Hartford, Connecticut, 06115. TAMIC also provides investment advice to individual and pooled pension and profit-sharing accounts and non-affiliated insurance companies.

There are no material pending legal proceedings affecting TAMIC or the Funds.

As required by the 1940 Act, the Agreement continues in effect for a period more than two years from the date of its execution only so long as its continuance is specifically approved at least annually: (1) by a vote of a majority of the Board, or (2) by a vote of a majority of the Fund's outstanding voting securities. In addition, and in either event, the terms of the Agreement must be approved annually by a vote of a majority of the trustees who are not parties to, or interested persons of any party to, the Agreement, cast in person at a meeting called for the purpose of voting on such approval and at which the Board is furnished such information as may be reasonably necessary to evaluate the terms of the Agreement. The Agreement further provides that it will terminate automatically upon assignment; may be amended only with prior approval of a majority of the Fund's outstanding voting securities; may be terminated without the payment of any penalty at any time upon sixty days' notice by the Board or by a vote of a majority of the Fund's outstanding voting securities; and may not be terminated by TAMIC without prior approval of a new investment advisory agreement by a vote of a majority of the Fund's outstanding voting securities.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY AGREEMENTS. As previously noted, the Board of Trustees oversees the Fund's investment adviser and determines whether to approve and renew the Fund's Investment Advisory Agreement. In reviewing the Agreement, the Board considered a number of factors, many of which are discussed below, but did identify any single factor as controlling.

Capability of the Investment Adviser to Provide Services

The Board considered, among other things, the experience and expertise of the Investment Adviser's personnel. The Board considered such factors as other clients or Funds for which the Adviser performs similar services, investment performance of such other clients or Funds, the length of service to such other clients or Funds and the size of asset pools advised. Additionally, the Board also considered the educational background and professional experience of the Adviser's personnel. The Board also considered the availability of such personnel to the Fund, as well as each Adviser's policies relating to the assignment of personnel to the Fund.

Regulatory Compliance History

The Board considered whether any of the Advisers or any affiliate thereof had any regulatory compliance problems. The Board considered the number and type of complaints, if any, involving the Adviser, and considered any inquiries involving the Adviser by the SEC or other federal or state agencies.

Investment Performance of the Fund

The Board reviewed the performance of the Fund from several perspectives. The Board considered how well the Fund achieved its objective. The Board also compared the Fund's performance with other funds with similar objectives and policies, but with different Advisers. Additionally, the Board compared the performance of the Fund with appropriate market indices.

Profitability of the Investment Adviser

The Board considered the reasonableness of the Adviser's profit, if any, from the fees under the Agreement. The Board assessed the fees in light of the Adviser's overall financial position. The Board considered the appropriateness of the method by which the costs to the Adviser of providing services are computed. The Board examined any collateral benefits to the Adviser as a result of providing services to the Fund as well as collateral benefits to the Fund as a result of its relationship with the Adviser.

Expenses

The Board considered data on the advisory fees of a representative sample of funds that are comparable to the Fund. The Board also considered the expense ratios of a representative sample of funds comparable to the Fund. The Board reviewed whether there have been any economies of scale realized because of common management with other Funds or other Funds managed by the Adviser and considered the potential for further economies of scale.

After evaluation of information received at regular meetings throughout the year, the Board concluded that the Fund's investment advisory agreement is reasonable and fair to the Fund and its shareholders and should be continued.

Under the terms of the Agreement, TAMIC shall:

                  (1) obtain and evaluate pertinent economic, statistical and financial data and other information relevant to the investment policy of the Fund, affecting the economy generally and individual companies or industries, the securities of which are included in the Fund's portfolio or are under consideration for inclusion therein;

                  (2) be authorized to purchase supplemental research and other services from brokers at an additional cost to the Fund;

                  (3) regularly furnish recommendations to the Board with respect to an investment program for approval, modification or rejection by the Board;

                  (4) take such steps as are necessary to implement the investment program approved by the Board; and

                  (5) regularly report to the Board with respect to implementation of the approved investment program and any other activities in connection with the administration of the assets of the Fund.

ADVISORY FEES. For furnishing investment management and advisory services to the Fund, TAMIC is paid an amount equivalent on an annual basis to 0.3233% of the average daily net assets of the Fund. The fee is computed daily and paid weekly. For the years ended December 31, 2002, 2003 and 2004 the Fund paid TAMIC advisory fees of $1,270,676, $1,247,941 and [$XXXXXX], respectively.

Under the Agreement, the Company has agreed to reimburse the Fund for the amount by which the Fund's aggregate annual expenses, including investment advisory fees but excluding brokerage commissions, interest charges and taxes, exceed 0.40% of the Fund's average net assets for any year. The Company reimbursed the Fund for $71,805, $63,316 and [$XXXXXX] in expenses for the years ended December 31, 2002, 2003 and 2004, respectively.

PORTFOLIO MANAGERS

Emil J. Molinaro, Jr. and Michele Mirabella are the Fund's portfolio managers. Mr. Molinaro has been the Fund's portfolio manager since March 1995. He is currently a Senior Vice President of both TAMIC and Citigroup Global Investments. For the past eight years he has managed short-term investment portfolios backing various insurance company products and the Travelers Life & Annuity money market pool. Ms. Mirabella has been involved in the management of the Fund since April 2001. She is a Vice President of both TAMIC and Citigroup Global Investments. She is a Chartered Financial Analyst and has been employed in the investment management areas of Citigroup since June 1990.


-------------------------- -------------------------------- ------------------------ -----------------------------
                                                            Assets in Other
                                                            Accounts Managed by
                           Number of Other Accounts         Manager by Type of
                           Managed by Manager(s) as of      Account: (a)             For Accounts Listed Where
                           December 31, 2004 by Type of     Registered Investment    the Manager's Compensation
                           Account: (a) Registered          Company; (b) Other       is Based on the Account's
                           Investment Company; (b) Other    Pooled Investment        Performance, the Number of
                           Pooled Investment Vehicles;      Vehicles; (c) Other      Accounts and Assets in the
Portfolio Manager          (c) Other Accounts.              Accounts                 Accounts
-------------------------- -------------------------------- ------------------------ -----------------------------

Emil Molinaro
-------------------------- -------------------------------- ------------------------ -----------------------------

Michele Mirabella
-------------------------- -------------------------------- ------------------------ -----------------------------

[Portfolio Manager Compensation - to be filed in subsequent amendment]

[PORTFOLIO MANAGER MATERIAL CONFLICTS OF INTEREST

Apparent or actual material conflicts of interest may arise when a portfolio manager has responsibilities for more than one fund or account. In general, portfolio managers with responsibility for multiple funds or accounts may face one or more of the following conflicts of interest:

o A portfolio manager may devote unequal time or attention to the management of each portfolio

o A portfolio manager may receive an incentive, such as a performance based management fee that relates to certain funds and not others

o A portfolio manager employed by a subadviser to a fund may have an interest in enhancing the performance of the subadviser's funds over a fund that is not part of the subadviser's own fund complex

In addition to the issues noted above, the portfolio managers of the Fund face the following specific conflicts of interest:]

                               REDEMPTIONS IN KIND

If conditions arise that would make it undesirable for the Fund to pay for all redemptions in cash, the Fund may authorize payment to be made in portfolio securities or other property. The Fund has obligated itself under the 1940 Act, however, to redeem for cash all shares presented for redemption in any 90-day period by any one shareholder up to $250,000 or 1% of the Fund's net assets, whichever is less. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs when these securities are sold.


                                    BROKERAGE

Subject to Board approval, TAMIC's policy, in executing transactions in portfolio securities, to seek best execution of orders at the most favorable prices. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation:


       o the overall direct net economic result to the Fund, involving both price paid or received and any commissions and other cost paid;

       o   the efficiency with which the transaction is effected;

       o the ability to effect the transaction at all where a large block is involved;

       o the availability of the broker to stand ready to execute potentially difficult transactions in the future; and

       o   the financial strength and stability of the broker.

Such considerations are judgmental and are weighed by management in determining the overall reasonableness of brokerage commissions paid. Subject to the foregoing, a factor in the selection of brokers is the receipt of research services, analyses and reports concerning issuers, industries, securities, economic factors and trends, and other statistical and factual information. Any such research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by TAMIC under its investment advisory agreement. The cost, value, and specific application of such information are indeterminable and hence are not practicably allocable among the Fund and TAMIC's other clients, who may indirectly benefit from the availability of such information. Similarly, the Fund may indirectly benefit from information made available as a result of transactions for such clients.

Purchases and sales of bonds and money market instruments are usually principal transactions and normally are purchased directly from the issuer or from the underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from the underwriters do include the underwriting commission or concession, and purchases from dealers serving as market makers do include the spread between the bid and asked prices. Where transactions are made in the over-the-counter market, the Fund deals with primary market makers unless more favorable prices are otherwise obtainable.

TAMIC may follow a policy of considering the sale of Fund shares a factor in selecting broker-dealers to execute portfolio transactions, subject to the requirements of best execution described above.

TAMIC's policy with respect to brokerage is and will be reviewed by the Board of Trustees periodically. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated. Because the purchase and sale of money market instruments is a principal transaction there are no brokerage commissions to report.


                               FUND ADMINISTRATION

Since 1996 The Travelers Insurance Company ("TIC"), an indirect wholly-owned subsidiary of Citigroup, acts as administrator to the Funds. The Funds pay TIC an administration fee calculated at an annual rate of 0.06% of the average daily net assets of each respective Fund. This fee is calculated daily and paid monthly. TIC has entered into a sub-administrative services agreement with SBFM, another indirect wholly-owned subsidiary of Citigroup. TIC pays SBFM, as sub-administrator, a fee calculated at an annual of 0.02% of the average daily net assets of each Fund, plus $30,000 per Fund, subject to a maximum of 0.06% of each Fund's average daily net assets. For the years ended December 31, 2002, 2003 and 2004, the Fund paid administration fees of $235,820, $231,601 and [$XXXXXX], respectively.

                               SHAREHOLDER RIGHTS

Fund shares are currently sold only to insurance company separate accounts in connection with variable annuity and variable life insurance contracts issued by the Company. Shares are not sold to the general public. Fund shares are sold on a continuing basis, without a sales charge, at the net asset value next computed after the insurance company makes payment to the Fund's custodian. However, separate accounts to which shares are sold may impose sales and other charges, as described in the appropriate contract prospectus.

The Fund currently issues one class of shares that participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and nonassessable by the Fund and have no preference, conversion, exchange or preemptive rights.

Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares are redeemable, transferable and freely assignable as collateral. There are no sinking fund provisions. (See the accompanying separate account prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

Although the Fund is not currently aware of any disadvantages to contract owners of either variable annuity or variable life insurance contracts because the Fund's shares are available with respect to both products, an irreconcilable material conflict may conceivably arise between contract owners of different separate accounts investing in the Fund due to differences in tax treatment, management of the Fund's investments, or other considerations. The Fund's Board will monitor events in order to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and will determine what action, if any, should be taken in the event of such a conflict.

The Fund has delegated to the adviser proxy voting responsibilities for the securities held by the Fund. Please see Appendix B for more information on proxy voting policies and procedures.


                         FEDERAL TAX STATUS OF THE FUND

The following discussion of the federal tax status of the Fund is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action.

Qualification as Regulated Investment Company

The Fund is treated as a separate taxpayer for federal income tax purposes. The Fund intends to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code") and to qualify as a regulated investment company each year. If the Fund:
(1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the "90% distribution requirement"), which the Fund intends to do, then under the provisions of Subchapter M of the Code the Fund should have little or no liability for federal income taxes. In particular, the Fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

The Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings.

The Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from (a) dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (b) net income derived from an interest in a "qualified publicly traded partnership"; and (2) at the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of the Fund's total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. government securities and other securities (provided that no more than 5% of the value of the Fund may consist of such other securities of any one issuer, and the Fund may not hold more than 10% of the outstanding voting securities of any issuer), and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), the securities of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more "qualified publicly traded partnerships".

Distributions to Avoid Federal Excise Tax

A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98% of its capital gain net income for the 12 months ended on October 31 of that calendar year, and (3) any ordinary income or net capital gain income not distributed for prior years (the "excise tax avoidance requirements"). To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. However, the excise tax does not apply to a regulated investment company, whose only shareholders during the year are segregated asset accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts, certain qualified trusts, or parties that contributed in aggregate $250,000 or less in seed money to the Fund. If the Fund has a seed money account that has invested more than $250,000 in the Fund, the Fund must make (and intends to make) the foregoing distributions of income in order to avoid paying the excise tax.

Section 817(h) Diversification Requirements

The Fund also intends to comply with Section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies' separate accounts that are used to support variable life insurance contracts and variable annuity contracts. A separate account may meet these requirements by investing solely in the shares of a regulated investment company registered under the 1940 Act as an open-end management investment company (such as the Fund) provided that such regulated investment company satisfies the diversification requirements (as well as certain other requirements) of Section 817(h) of the Code and the regulations issued thereunder. These requirements are in addition to the diversification requirements of subchapter M and of the 1940 Act, and may affect the securities in which the Fund may invest. In order to comply with future requirements of
Section 817(h) (or related provisions of the Code), the Fund may be required, for example, to alter its investment objectives.

The Section 817(h) requirements place certain limitations on the assets of each separate account (or underlying regulated investment company) that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by a "safe harbor" described below, as of the end of each calendar quarter, or within 30 days thereafter:

     o no more than 55% of the Fund's total assets may be represented by any one investment

     o    no more than 70% by any two investments

     o    no more than 80% by any three investments

     o    no more than 90% by any four investments

Section 817(h) provides, as a safe harbor, that a separate account (or underlying regulated investment company) will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered securities issued by the same issuer.

Compliance with Applicable Requirements

If for any taxable year the Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders). In addition, if for any taxable year the Fund fails to qualify as a regulated investment company, owners of variable life insurance contracts and variable annuity contracts who have assets directed to the Fund might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Likewise, if the Fund fails to comply with the diversification (or other) requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance contracts and variable annuity contracts who have assets directed to the Fund would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above requirements is carefully monitored by the Fund's management, and the Fund intends to comply with these requirements as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in lower total return for the Fund than would otherwise be the case, since, to comply with the above requirements, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Fund's investment adviser and subadvisers might otherwise select.

Capital Loss Carryforwards

As of December 31, 2004, the Fund has capital loss "carryforwards" as indicated below. To the extent provided in the Code and regulations thereunder, the Fund may carry forward such capital losses to offset realized capital gains in future years.

-------------------------------- ----------------------------
            AMOUNT                EXPIRATION DATE: DECEMBER
                                             31,
-------------------------------- ----------------------------
               $
-------------------------------- ----------------------------

Investor Taxation

Under current law, owners of variable life insurance contracts and variable annuity contracts and employee benefit plan participants with assets directed to the Fund generally are not subject to federal income tax on Fund earnings or distributions or on gains realized upon the sale or redemption of Fund shares until they are withdrawn from the contract or plan. For information concerning the federal income tax consequences to the owners of variable life insurance contracts and variable annuity contracts, see the prospectuses for such contracts. For information concerning the federal income tax consequences to plan participants, see the summary plan description or contact your plan administrator.

Other Information. The discussion of "Tax Consequences of Dividends and Distributions" in the prospectus and the foregoing discussion of federal income tax consequences is a general and abbreviated summary based on tax laws and regulations in effect on the date of the prospectus. Tax law is subject to change by legislative, administrative or judicial action. Each prospective investor should consult his or her own tax advisor as to the tax consequences of investments in the Fund.

It is not feasible to comment on all of the federal tax consequences concerning the Fund. No further discussion of those consequences is included in this SAI. For information concerning the federal income tax consequences to the owners of variable life insurance and annuity contracts, see the prospectuses for the contracts.

Other Information. The discussion of "Tax Consequences of Dividends and Distributions" in the prospectus and the foregoing discussion of federal income tax consequences is a general and abbreviated summary based on tax laws and regulations in effect on the date of the prospectus. Tax law is subject to change by legislative, administrative or judicial action. Each prospective investor should consult his or her own tax advisor as to the tax consequences of investments in the Fund.

It is not feasible to comment on all of the federal tax consequences concerning the Fund. No further discussion of those consequences is included in this SAI. For information concerning the federal income tax consequences to the owners of variable life insurance and annuity contracts, see the prospectuses for the contracts.

                                   PERFORMANCE

The Company may include a Fund's total return, average annual total return, and yield in advertisements and other sales literature. These figures are based on historical earnings and are not a guarantee of future performance. Additionally, these figures do not include the deduction of any contract charges, which, if reflected, would reduce the quoted performance.

Total Return

Total return is computed for a specified period of time assuming reinvestment of all income dividends and capital gains distributions at net asset value on the ex-dividend dates at prices calculated as stated in the prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information over different periods of time by means of aggregate, average, year-by-year, or other types of total return figures. The standard total return shows what an investment in the fund would have earned over a specified period of time (one, five or ten years) assuming all distributions and dividends by the fund were invested on the reinvestment dates during the period less all recurring fees. Aggregate total return represents the cumulative change in the value of an investment in a fund for the specified period.

Average Annual Total Return

These figures are computed according to formula prescribed by the SEC. The formula is as follows:

P(1+T) /n/ =ERV
P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years

ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

Yield

The yield of a fund refers to the net investment income earned by investments in the fund over a 30 day period. Yield is computed by dividing the net investment income per share earned during a specified 30 day period by the net asset value per share on the last day of such period and annualizing the result. For purposes of the yield calculation, interest income is determined based on a yield to maturity percentage for each long-term fixed income obligation in the fund; income on short-term obligations is based on current payment rate. This net investment income is then annualized, i.e., the amount of income earned by the investments during that 30 day period is assumed to be earned each 30 day period for 12 periods and is expressed as a percentage of the investments. The yield quotation is calculated according to a formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies.

The standard formula is as follows:

Yield = 2[((a - b) / (c x d) +1) - 1] 6

a = dividends and interest earned during the period b = expenses accrued for the period (net of waiver or reimbursement) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period


                        DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds' general policy with respect to the disclosure of portfolio security holdings is that such information may never be shared with non-Fund related employees, investors and potential investors, and with third parties unless it is done for legitimate fund business purposes. Generally, the release of details of securities positions is only permitted once they are considered "stale" - meaning after it is 25 calendar days old following the quarter-end.

Each Fund's complete list of holdings (including the size of each position) may be made available to investors, potential investors, third-parties and non-Fund related employees no sooner than the time of the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end. The Funds do not currently post their portfolio holdings, or otherwise publicly disclose their portfolio holdings other than in required regulatory filings and reports.

Subject to the provisions relating to "ongoing arrangements," each fund's holdings may also be released with simultaneous public disclosure at least 25 days after quarter end. Typically, simultaneous public disclosure is achieved by posting the information to an Internet site that is accessible by the public, or through public release by a third party vendor. For the purposes of the policy, the term "ongoing arrangement" is interpreted to include any arrangement, whether oral or in writing, to provide portfolio holdings information to any person or entity more than once, but excluding any arrangement to provide such information following the filing of Form N-Q or Form N-CSR.

Funds may release limited portfolio holdings information that is not yet considered stale in the following circumstances, subject to the provisions relating to "ongoing arrangements":

1. The fund's top ten securities, current as of quarter-end, and the individual size of each such security position may be released at any time following quarter end with simultaneous public disclosure.

2. The fund's (i) top ten securities positions (including the aggregate but not individual size of such positions), (ii) sector weightings, (iii) yield and duration, and (iv) the fund's performance attribution (e.g., analysis of the fund's over performance or underperformance of its benchmark based on its portfolio holdings) may be released at any time with simultaneous public disclosure.

3. A list of securities (that may include fund holdings together with other securities) followed by the fund's portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

Under the policy, if portfolio holdings are released pursuant to an ongoing arrangement with any party, the fund must have a legitimate business purpose for the release of the information, the release of the information must be subject to a duty of confidentiality, including a duty not to trade on non-public information, in order to prohibit the entity from sharing with an unauthorized source or trading upon the information provided by the fund. Neither the fund, or its advisers, or any other affiliated party may receive compensation or any other consideration in connection with such arrangements.

Set forth below is a list, as of December 28, 2004, of those parties with whom the funds has authorized ongoing arrangements that include the release of portfolio holdings information, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The fund's auditor also has access from time to time to a fund's portfolio holdings in connection with performing the audit and related functions.



                          RECIPIENT (HOLDINGS)                            FREQUENCY        DELAY BEFORE DISSEMINATION
State Street Bank & Trust Co., (Fund Custodian and Accounting Agent)     Daily       None
--------------------------------------------------------------------------------------------------------------------------
Institutional Shareholders Services, (Proxy Voting Services)             As          None
                                                                         necessary
--------------------------------------------------------------------------------------------------------------------------
Bloomberg                                                                Quarterly   25 Calendar days after Quarter End
--------------------------------------------------------------------------------------------------------------------------
Lipper                                                                   Quarterly   25 Calendar days after Quarter End
--------------------------------------------------------------------------------------------------------------------------
S&P                                                                      Quarterly   25 Calendar days after Quarter End
--------------------------------------------------------------------------------------------------------------------------
Morningstar                                                              Quarterly   25 Calendar days after Quarter End
--------------------------------------------------------------------------------------------------------------------------
Vestek                                                                   Daily       None
--------------------------------------------------------------------------------------------------------------------------
AMBAC (Insurer)                                                          Daily       None
--------------------------------------------------------------------------------------------------------------------------
S&P (Rating Agency)                                                      Weekly
                                                                         Tuesday
                                                                         Night       1 day
--------------------------------------------------------------------------------------------------------------------------
Moody's (Rating Agency)                                                  Weekly
                                                                         Tuesday
                                                                         Night       1 day
--------------------------------------------------------------------------------------------------------------------------
Factset                                                                  Daily       None
--------------------------------------------------------------------------------------------------------------------------
Baseline                                                                 Daily       None
--------------------------------------------------------------------------------------------------------------------------
Frank Russell                                                            Monthly     1 day
--------------------------------------------------------------------------------------------------------------------------
Callan                                                                   Quarterly   25 Days after Quarter End
--------------------------------------------------------------------------------------------------------------------------
Mercer                                                                   Quarterly   25 Days after Quarter End
--------------------------------------------------------------------------------------------------------------------------
eVestment Alliance                                                       Quarterly   25 Days after Quarter End
--------------------------------------------------------------------------------------------------------------------------
CRA RogersCasey                                                          Quarterly   25 Days after Quarter End
--------------------------------------------------------------------------------------------------------------------------
Cambridge Associates                                                     Quarterly   25 Days after Quarter End
--------------------------------------------------------------------------------------------------------------------------
Marco Consulting                                                         Quarterly   25 Days after Quarter End
--------------------------------------------------------------------------------------------------------------------------
Wilshire                                                                 Quarterly   25 Days after Quarter End
--------------------------------------------------------------------------------------------------------------------------
Informa Investment Services (Efron)                                      Quarterly   25 Days after Quarter End
--------------------------------------------------------------------------------------------------------------------------
CheckFree (Mobius)                                                       Quarterly   25 Days after Quarter End
--------------------------------------------------------------------------------------------------------------------------
Nelsons Information                                                      Quarterly   25 Days after Quarter End
--------------------------------------------------------------------------------------------------------------------------
Investor Tools                                                           Daily       None
--------------------------------------------------------------------------------------------------------------------------
Advent                                                                   Daily       None
--------------------------------------------------------------------------------------------------------------------------
BARRA                                                                    Daily       None
--------------------------------------------------------------------------------------------------------------------------
Plexus                                                                   Quarterly   Sent the 1-3 business day following
                                                                         (Calendar)  the end of a Quarter
--------------------------------------------------------------------------------------------------------------------------
Elkins/McSherry                                                          Quarterly   Sent the first business day following
                                                                         (Calendar)  the end of a Quarter
--------------------------------------------------------------------------------------------------------------------------
Quantitative Services Group                                              Daily       None
--------------------------------------------------------------------------------------------------------------------------
Arnerich Massena & Associates                                            Semi-Annual 30 to 45 days after end of period


With respect to each such arrangement, each fund has a legitimate business purpose for the release of information. The release of the information is subject to trading restrictions and/or confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided by the funds. Neither the funds, its advisers nor any other affiliated party receives compensation or any other consideration in connection with such arrangements.

It is expected that the Fund's policy will be submitted to the Board for review in connection with the Board's annual review of the Funds' compliance polices and procedures.


                              FINANCIAL STATEMENTS

The Fund's fiscal yearend is December 31st. Financial statements for the Fund's annual and semi-annual periods will be distributed to shareholders of record.

KPMG LLP, 757 Third Avenue, New York, NY 10017, has been selected as independent auditors to examine and report on the Fund's financial statements. The financial statements for the Fund have been audited by KPMG LLP for the fiscal year ended December 31, 2003. The financial statements of the Fund and the Report of Independent Auditors are contained in the Fund's Annual Report, which is incorporated by reference in the Statement of Additional Information.


                             ADDITIONAL INFORMATION

On April 1, 2003, the Company owned 100% of the Fund's outstanding shares. The Company is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is a wholly owned subsidiary of The Travelers Insurance Group Inc., which is an indirect wholly owned subsidiary of Citigroup Inc., a bank holding company. The Company's home office is located at One Cityplace, Hartford, Connecticut 06103.

State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 is the Fund's custodian. The custodian is responsible for holding all securities and cash of the Fund, receiving and paying for securities purchased, delivering securities sold against payment, receiving and collecting income from investments, and making payments covering expenses of the Fund, all as directed by persons authorized by the Fund. The custodian takes no part in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund.

Citicorp Trust Bank, fsb (formerly, Travelers Bank & Trust, fsb), 125 Broad Street, New York, NY 10004, will maintain the records relating to its function as transfer agent for the Fund.

PFPC Global Fund Services (formerly First Data Investor Services Group, Inc.), 101 Federal Street, Boston, MA, 02110, will maintain records relating to its function as the sub-transfer agent for the Fund.

Except as otherwise stated in its prospectus or as required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, this SAI, or any supplemental sales literature issued by the Fund, and no person is entitled to rely on any information or representation not contained in the prospectus.

The Fund's prospectus and this SAI omit certain information contained in the Fund's registration statement filed with the SEC, which investors may obtain from the SEC's principal office in Washington, D.C. upon payment of the fee prescribed by the rules and regulations promulgated by the SEC. Otherwise, investors may obtain the Fund's registration for free by accessing the SEC's website at http//www.sec.gov.

                                   APPENDIX A


                            COMMERCIAL PAPER RATINGS

The Fund's investments in commercial paper are limited to those rated A-1 or A-2 by S&P or PRIME-1 or PRIME-2 by Moody's. These ratings and other money market instruments are described as follows.

Commercial paper rated A-1 by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements. The issuer's long-term senior debt is rated A or better, although in some cases BBB credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry.

Commercial paper rated A-2 by S&P indicates that capacity for timely payment is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

Commercial paper rated PRIME-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public preparations to meet such obligations. Relative strength or weakness of the above factors determines how the issuer's commercial paper is rated within various categories.

Commercial paper rated PRIME-2 has a strong capacity for repayment of short-term promissory obligations.


                             PREFERRED STOCK RATINGS

Moody's Preferred Stock Ratings

Preferred stock ratings and their definitions are as follows:

1. aaa: An issue that is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

2. aa: An issue that is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

3. a: An issue that is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and AA classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

4. baa: An issue that is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

5. ba: An issue that is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

6. b: An issue that is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

7. caa: An issue that is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

8. ca: An issue that is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

9. c: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a midrange ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


                             CORPORATE BOND RATINGS

S&P CORPORATE BOND RATINGS

An S&P corporate bond rating is a current assessment of the creditworthiness of an obligor, including obligors outside the United States, with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. Ratings of foreign obligors do not take into account currency exchange and related uncertainties. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.

The ratings are based, in varying degrees, on the following considerations:

a. Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

b. Nature of and provisions of the obligation; and

c. Protection afforded by and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

PLUS (+) OR MINUS (-): To provide more detailed indications of credit quality, ratings from AA to A may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Bond ratings are as follows:

1. AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

2. AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

3. A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

4. BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

5. BB, B, CCC, CC and C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation, and C the highest degree of speculation. While such debt likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

MOODY'S CORPORATE BOND RATINGS

         Moody's ratings are as follows:

1. Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are not likely to impair the fundamentally strong position of such issues.

2. Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long term risks appear somewhat larger than in Aaa securities.

3. A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

4. Baa - Bonds that are rated Baa are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

5. Ba - Bonds that are rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

6. B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from AA through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

FITCH CORPORATE BOND RATINGS

         Fitch ratings are as follows -

1. AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

2. AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA. Because bonds rated in the "AAA and "AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-l+.

3. A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

4. BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

5. BB - Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

6. B - Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflect the obligor's limited margin of safety and the need for reasonable business and economic activity through out the life of the issue.

7. CCC - Bonds have certain identifiable characteristics, which if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

8. CC - Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

9. C - Bonds are in imminent default in payment of interest or principal.

10. DDD, DD AND D - Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD represents the highest potential for recovery on these bonds, and "D represents the lowest potential for recovery.

PLUS (+) MINUS (-) - Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA, "DDD, "DD, or "D categories.

                                   APPENDIX B
                      PROXY VOTING POLICIES AND PROCEDURES


Because the voting of proxies for portfolio securities relates to the investment decision making process, responsibility for voting portfolio securities has been delegated to the adviser or the subadviser, a s appropriate. This appendix includes the policies and procedures, the adviser or subadviser uses to determine how to vote such proxies. However, these policies and procedures may not address all potential voting issues that surround individual proxy votes, so there may be instances in which the votes may vary from an adviser or subadviser's particular policy.

Information on how each portfolio voted proxies relating to portfolio securities during the most recent 12 month period ended June 30th is available (1) without charge by calling 800-842-9368, (2) on the internet at www.CitigroupAM.com, and
(3) on the SEC's website at www.sec.gov.


TAMIC - PROXY VOTING POLICIES AND PROCEDURES

TAMIC is an affiliate of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). CAM has developed a set of proxy voting policies and procedures (the "Policies") to ensure that the adviser votes proxies relating to securities in the best interest of clients.

In voting proxies, the adviser is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The adviser attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The adviser may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the adviser of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, the adviser generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the adviser's goal to vote proxies in the best interest of clients, the adviser follows procedures designed to identify and address material conflicts that may arise between the adviser's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the adviser) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the adviser's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The adviser also maintains and considers a list of significant relationships that could present a conflict of interest for the adviser in voting proxies. The adviser is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the adviser decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the adviser for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the adviser decides to vote a proxy, the adviser generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the adviser in voting proxies with respect to such issuer. Such position is based on the fact that the adviser is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the adviser and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the adviser personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the adviser's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the adviser's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the adviser may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

                             MONEY MARKET PORTFOLIO



                       STATEMENT OF ADDITIONAL INFORMATION



























L-11170S                                                       TIC Ed. 5-2005

                                                               Printed in U.S.A.

                                     PART C

                                OTHER INFORMATION

ITEM 22.      EXHIBITS


     EXHIBIT
      NUMBER      DESCRIPTION

       (a) Declaration of Trust. (Incorporated herein by reference to Exhibit 1 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed on April 11, 1996.)

                  Amendment No. 2 to the Declaration of Trust. (Incorporated herein by reference to Exhibit 1(a) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A filed on April 22, 1998)

       (b) By-Laws of Money Market Portfolio (formerly Cash Income Trust). (Incorporated herein by reference to Exhibit 2 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed on April 11, 1996.)

       (d) Investment Advisory Agreement between the Registrant and Travelers Asset Management International Corporation. (Incorporated herein by reference to Exhibit 5 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed on April 11, 1996.)
      (d)(i) Amendment to Investment Advisory Agreement between the Registrant and Travelers Asset Management International Corporation. (Incorporated herein by reference to Exhibit
                  (d)(i) to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A filed on April 30, 2004.)

      (g)(1) Master Custody Agreement with State Street Bank and Trust. (Incorporated herein by reference to Exhibit g(5) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, File No. 33-75644,
                  Accession No. 0000950130-02-001166 filed February 27, 2002.)

      (h)(1) Form of Amended and Restated Administrative Services Agreement between the Registrant and The Travelers Insurance Company. (Incorporated herein by reference to Exhibit (h)(1) to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A filed on April 30, 2004.)

      (h)(2) Transfer Agency and Services Agreement between Citi Fiduciary Trust Company (formerly Smith Barney Private Trust Company) and the Registrant. (Incorporated herein by reference to Exhibit h.2 to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, File No. 33-75644 filed on February 28, 2001.)

      (h)(3) Sub-Transfer Agency and Services Agreement between Registrant and PFPC Global Fund Services. (Incorporated herein by reference to Exhibit h.3 to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, File No. 33-75644 filed February 28, 2001.)

       (i) An opinion and consent of counsel as to the legality of the securities registered by the Fund. (Incorporated herein by reference to the Registrant's Rule 24f-2 Notice filing on March 25, 1998.)

      (j)(1) Consent of Independent Registered Public Accounting Firm. To be filed by amendment.

      (j)(2) Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatories for Heath B. McLendon, Knight Edwards, Robert E. McGill III, Lewis Mandell, Frances M. Hawk and Ian
                  R. Stuart. (Incorporated herein by reference to Exhibit 11(b) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed April 11, 1996.)

      (j)(3) Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Lewis E. Daidone. (Incorporated herein by reference to Exhibit 11(b) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed April 18, 1997.)

      (j)(4) Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for R. Jay Gerken and Richard Peteka. (Incorporated herein by reference to Exhibit (j)(4) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A filed on April 28, 2003.)

      (j)(5) Powers of Attorney authorizing Ernest J. Wright, Assistant Secretary or Kathleen A. McGah, Secretary as signatory for Robert E. McGill, Lewis Mandell, Frances M. Hawk, and Jay Gerken. Filed herein.
       (p) Code of Ethics of Money Market Portfolio. (Incorporated herein by reference to Exhibit p(1) to Post -Effective Amendment No. 32 to the Registration Statement on Form N-1A, File No. 2-76640 filed April 17, 2001.).

ITEM 23.      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

Not Applicable.

ITEM 24.      INDEMNIFICATION

Provisions for the indemnification of the Fund's Trustees and officers are contained in the Fund's Declaration of Trust which was filed with Post-Effective Amendment No. 23 to this Registration Statement as Exhibit 1 on April 11, 1996.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 25.      BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Information as to Officers and Directors of Travelers Asset Management International Company LLC (TAMIC), the Investment Adviser for Money Marke Portfolio, is in included in its Form ADV (File No. 801-57536) filed with the Commission, which is incorporated herein by reference thereto.

ITEM 26.      PRINCIPAL UNDERWRITER

Not Applicable.

ITEM 27.      LOCATION OF ACCOUNTS AND RECORDS

(1)    Smith Barney Fund Management LLC
       125 Board Street
       New York, NY 10004

(2)    State Street Bank & Trust Company
       225 Franklin Street
       Boston, MA 02110

(3) PFPC Global Fund Services (formerly First Data Investor Services Group, Inc.) 101 Federal Street
       Boston, MA 02110

(4) Citicorp Trust Bank, fsb (formerly Travelers Bank & Trust, fsb) 125 Broad Street
       New York, New York 10004

ITEM 28.      MANAGEMENT SERVICES

Not Applicable.

ITEM 29.      UNDERTAKINGS

The undersigned Registrant hereby undertakes to provide to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 35 to the registration statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Hartford, State of Connecticut, on the 25th day of February 2005.



                             MONEY MARKET PORTFOLIO
                                  (Registrant)


                                  By:  *R. Jay Gerken
                                       -----------------------------------------
                                       R. Jay Gerken
                                       Chairman, Board of Trustees
                                       Chief Executive Officer and President


Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to this registration statement has been signed below by the following persons in the capacities indicated on the 25th day of February 2005.


R. JAY GERKEN                                    Chairman of the Board,
----------------------------------------------   President and Chief
(R. Jay Gerken)                                  Executive Officer


*ROBERT E. MCGILL III                            Trustee
----------------------------------------------
(Robert E. McGill III)


*LEWIS MANDELL                                   Trustee
----------------------------------------------
(Lewis Mandell)


*FRANCES M. HAWK                                 Trustee
----------------------------------------------
(Frances M. Hawk)


*By:     /s/ Ernest J. Wright, Attorney-in-Fact
         Assistant Secretary, Board of Trustees

                                  EXHIBIT INDEX


  EXHIBIT NO.    DESCRIPTION                                    METHOD OF FILING
  -----------    -----------                                    ----------------
    (j)(5)       Powers of Attorney authorizing                 Electronically
                 Ernest J. Wright, Assistant Secretary or
                 Kathleen A. McGah, Secretary, as signatory for Robert E. McGill, Lewis Mandell,
                 Frances M. Hawk, and Jay Gerken.